Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Municipal Opportunities Trust

10|31|05

Semiannual Report

PUTNAM
INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their advisors can build diversified portfolios.

A commitment to doing what’s right for investors

We have stringent investor protections and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial advisors, make informed investment decisions with confidence.

Putnam Municipal Opportunities Trust 10| 31| 05 Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Your fund’s management	15
Terms and definitions	18
Trustee approval of management contract	19
Other information for shareholders	24
Financial statements	25
Shareholder meeting results	46

Cover photograph: © Richard H. Johnson

Message from the Trustees Dear Fellow Shareholder

During the period that ended October 31, 2005, domestic stocks advanced at a pace reflecting their long-term average returns, while bonds registered sub-par results. Outside the United States, most markets showed more impressive gains. Although U.S. economic growth proceeded at a steady pace, new concerns emerged. High energy prices, the Federal Reserve Board’s program of interest-rate increases, and the impact of the unusually active 2005 hurricane season proved challenging to consumers and sparked brief bouts of volatility in finan-cial markets. Putnam Management believes that energy prices, interest rates, and the aftereffects of this year’s storms are likely to continue to shape investment opportunities and risks in the months to come.

Amid the uncertainties of this environment, the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors. We want you to know that Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we have redesigned and expanded our shareholder reports to make it easier for you to learn more about your fund. Furthermore, on page 19 we provide information about the 2005 approval by the Trustees of your fund’s management contract with Putnam.

We would also like to take this opportunity to announce the retirement of one of your fund’s Trustees, Ronald J. Jackson, who has been an independent Trustee of the Putnam funds since 1996. We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Municipal Opportunities Trust: potential for high current income exempt from federal income tax

One of the most significant challenges of fixed-income investing is taxes on income. Investing in municipal bonds through a fund such as Putnam Municipal Opportunities Trust can help address this challenge. While the stated yields on municipal bonds are usually lower than those of taxable bonds, the income most of these bonds pay has the advantage of being exempt from federal taxes. Residents of the state in which a bond is issued can benefit even more, as the bond’s income may also be exempt from state and local taxes.

Municipal bonds are issued by states and local municipalities to raise funds for building and maintaining public facilities. These bonds are typically backed by either the issuing city or town, by revenues collected from usage fees, or by state tax revenues. Depending on the type of backing, the bonds will have varying degrees of credit risk, which is the risk that the issuer will not be able to repay the bond.

Many municipal bonds are not rated by independent rating agencies such as Standard & Poor’s and Moody’s. This is primarily because many issuers decide not to pursue a rating that might be below investment grade. As a result, investment managers must do additional research to determine whether these bonds are prudent investments.

Evaluating a bond’s credit risk is one area in which Putnam has particular expertise. Putnam’s municipal bond research team analyzes each issue in depth and assigns non-rated bonds an agency-equivalent Putnam rating. This analysis helps the team identify bonds with attractive risk/return profiles among the large number of bonds not rated by agencies.

Once the fund has invested in a bond, the fund’s management team continues to monitor developments that affect the overall bond market, the specific sector (for example, hospitals or utilities), and the issuer of the

Municipal bonds may finance a range of projects in your community and thus play a key role in its development.

bond. Typically, higher-risk, lower-rated bonds are reviewed more frequently because of their greater potential risk.

The goal of the fund’s approach to research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust the fund’s holdings for the benefit of the fund and its shareholders.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Leverage can mean higher returns, but adds risk and may increase share price volatility.

How do closed-end funds differ from open-end funds?

More assets at work Open-end funds must maintain a cash position to meet redemptions. Closed-end funds need not do so and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their prices fluctuate in response to supply and demand, among other factors.

Market price vs. net asset value Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share equals the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. When buying or selling closed-end fund shares, you pay or receive the market price, which may be higher or lower than the NAV.

Strategies for higher income Closed-end funds have greater flexibility to use strategies such as “leverage” -- for example, issuing preferred shares to raise capital, then seeking to invest it at higher rates to enhance income for common shareholders.

Putnam Municipal Opportunities Trust is a leveraged fund that seeks to provide as high a level of current income free from federal income tax as Putnam Management believes is consistent with the preservation of capital. The fund invests in investment-grade and some below-investment-grade municipal bonds. The fund may be appropriate for investors seeking tax-free income and who are willing to accept a moderate degree of risk, including risk associated with the use of leverage.

Highlights
* For the six months ended October 31, 2005, Putnam Municipal Opportunities Trust had a
total return of 1.14% at net asset value (NAV) and 0.74% at market price.
* The fund’s benchmark, the Lehman Municipal Bond Index, returned 0.58%.
* The average return for the fund’s Lipper category, General Municipal Debt Funds (leveraged closed-end), was 1.16%.
* In June 2005, the fund’s monthly dividend was reduced to $0.0562 per share. See page 11 for details.
* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

It is important to note that a fund’s performance at market price may differ from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several other factors, including changes in investor perceptions of the fund or its investment advisor, market conditions, fluctuations in supply and demand for the fund’s shares, and changes in fund distributions.

Total return for periods ended 10/31/05

Since the fund's inception (5/28/93), average annual return is 6.46% at NAV and 4.90% at market price.

	Average annual return		Cumulative return
	NAV	Market price	NAV	Market price

10 years	6.40%	5.36%	86.04%	68.60%

5 years	7.25	4.82	41.89	26.53

1 year	5.23	-2.94	5.23	-2.94

6 months	--	--	1.14	0.74

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes.

Report from the fund managers

The period in review

Strong investor demand helped fuel a rally in lower-quality municipal bonds, which have benefited from solid credit fundamentals as a result of the economic recovery. With more than a quarter of its assets invested in bonds rated Baa and below, Putnam Municipal Opportunities Trust benefited in turn. The fund’s performance at NAV surpassed that of its benchmark, the Lehman Municipal Bond Index, which consists solely of investment-grade municipal bonds. The fund’s results were in line with the average for funds in its Lipper category. The pre-refunding of a revenue bond in the transportation sector (discussed further on page 10) also contributed positively to performance.

Market overview

Signs of solid economic growth, and the desire to curb the potential inflation that often accompanies growth, prompted the Federal Reserve Board (the Fed) to increase short-term interest rates four times in 0.25% increments during the first half of the fund’s fiscal year. As a result, the federal funds rate rose from 2.75% at the beginning of the period to 3.75% at period-end. Yields rose across all maturities during the period and the yield curve flattened as shorter-term rates rose more than longer-term rates. The yield curve is a graphical representation of bond yields with the same quality plotted from the shortest to the longest maturity.

An improving economy and rising corporate earnings contributed to the strong performance of lower-rated bonds. Among uninsured bonds in general and especially bonds rated Baa and below, yield spreads tightened, benefiting from strong interest among both traditional and nontraditional buyers in search of higher yields. Based on continued favorable legal rulings, yields on tobacco settlement bonds declined overall for the year, and their prices rose accordingly. Airline-related industrial development bonds (IDBs) exhibited a high level of volatility and ended on weakness as both Northwest and Delta filed for bankruptcy in September 2005. No single state performed notably better than other states. Callable bonds (which can be redeemed by their issuers before maturity) outperformed non-callable bonds, as investors generally expect that callable bonds will be less sensitive to interest-rate increases.

Strategy overview

Given our expectation for rising interest rates, we maintained a short (defensive) duration position for your portfolio. Duration is a measure of a fund’s sensitivity to changes in interest rates. Having a shorter-duration portfolio may help protect principal when interest rates are rising, but it can reduce the fund’s potential for appreciation when rates fall. Your fund benefited from its defensive duration strategy.

During the period, we took steps to better position the portfolio for a flattening yield curve. However, the degree of flattening exceeded our efforts to mitigate its impact, resulting in a net negative contribution to relative results from the fund’s yield curve position.

The fund benefited from its overweight to lower-rated, higher-yielding bonds in comparison with other funds in its peer group, as this segment of the market outperformed during the period. An overweight to tobacco settlement bonds relative to the fund’s peer group contributed to results as this sector outperformed. The fund’s relative underweight to airline-related IDBs also boosted returns as this sector underperformed over the period. We increased the fund’s exposure to the single-family housing sector, as we

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 10/31/05.

Bonds

Lehman Municipal Bond Index (tax-exempt bonds)	0.58%

Lehman Aggregate Bond Index (broad bond market)	0.15%

Lehman Government Bond Index (U.S. Treasury and agency securities)	0.07%

JP Morgan Global High Yield Index (global high-yield corporate bonds)	3.50%

Equities

S&P 500 Index (broad stock market)	5.27%

Russell 1000 Growth Index (large-company growth stocks)	7.59%

Russell 1000 Value Index (large-company value stocks)	4.82%

believe rising interest rates and declining mortgage prepayments will help this sector outperform.

Your fund’s holdings

With the U.S. economy prospering, higher-yielding, lower-rated municipal bonds performed well during the six-month period. Increased demand and the ensuing higher prices of these bonds have contributed to a narrowing of the yield spread, or the difference in yield between higher- and lower-quality issues in the sector. Consequently, the fund’s investments in lower-rated bonds, such as the Tomball Hospital Authority for Tomball Regional Hospital revenue bonds, were rewarding. Tomball Regional Hospital is located about 30 miles northwest of Houston, Texas --an area experiencing tremendous economic growth and a burgeoning population. We expect this growth trend to continue as Houston expands toward the Tomball area. With a cancer center, a senior-care facility, and the modernization and upgrading of a number of patient service and support areas completed in 2003, we think Tomball Regional Hospital is in a good position to benefit from these trends.

We believe that the market has over-discounted the potentially negative impact of mortgage prepayments on the single-family housing sector, particularly in light of rising interest rates, which are likely to slow prepayments. During the period, we purchased

Comparison of the fund's maturity and duration

This chart compares changes in the fund’s duration (a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings’ maturities).

Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.

$1,200,000 of single-family mortgage revenue bonds issued by Michigan State Housing Development Authority.

Tobacco settlement bonds also enjoyed strong performance during the first half of the fiscal year. Payments from tobacco settlement bonds are secured by income promised to various states through settlements from tobacco companies. This income could be jeopardized as a result of large judgments against the companies, and market sentiment with regard to this sector has tended to shift from concern about litigation to optimism. Bonds from this sector strengthened considerably during the period as the outcome of various litigation efforts proved positive for the tobacco industry. The fund holds tobacco settlement bonds issued by the states of South Carolina, Wisconsin, New Jersey, Washington, Rhode Island, South Dakota and New York. In August, the fund’s investments in some Triborough Bridge and Tunnel Authority revenue bonds were prere-funded. Pre-refundings occur when a municipality issues new bonds to raise funds to pay off an older issue. This money is then invested in a secure investment -- usually U.S. Treasury securities -- that matures at the older bond’s first call date, effectively raising the bonds’ perceived rating and frequently its market value.

Finally, we maintained an underweight position in airline-related industrial

Credit quality overview

Credit qualities shown as a percentage of portfolio value as 10/31/05. A bond rated Baa or higher is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody's but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

development bonds (IDBs). IDBs are issued by municipalities but backed by the credit of the institution benefiting from the financing. Investor perceptions about the backer’s health, or that of its industry group, can affect the prices of these bonds to a greater extent than the rating of the issuing municipality. In this case, the airline industry’s struggles have negatively affected prices of many airline-related IDBs, so our underweighting was helpful to the fund. In addition, our decision to invest only in IDBs issued for American Airlines and British Airways proved wise, as they weathered the downturn better than other airline-related IDBs.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period discussed, are subject to review in accordance with the fund’s investment strategy, and may vary in the future.

Of special interest

Several older holdings matured or were called during the period, requiring reinvestment of the assets at current lower interest rates. To reflect this reduction in earnings, the dividend was reduced in June from $0.0644 to $0.0562.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We expect the Fed to maintain its policy of increasing rates through 2005 and into 2006. We also expect more Fed tightening than is currently anticipated by the market, and believe that bond yields may begin to rise more quickly as other investors come to the same conclusion. We plan to maintain the fund’s defensive duration and to continue to increase its exposure to callable bonds, which, in our opinion, are likely to outperform in a rising-rate cycle.

We have a positive view of the single-family housing sector and plan to add selectively to the fund’s positions. As the outperformance of lower-rated, higher-yielding bonds is slowing, we continue to reduce the fund’s exposure to this segment of the credit spectrum. We remain bearish on airline-related IDBs, while our view on tobacco settlement bonds is positive.

We will continue to search for the most attractive opportunities among tax-exempt securities, and work to balance the pursuit of current income with prudent risk management.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Lower-rated bonds may offer higher yields in return for more risk. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund uses leverage, which involves risk and may increase the volatility of the fund’s net asset value. The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s net asset value.

Your fund’s performance

This section shows your fund’s performance during the first half of its fiscal year, which ended October 31, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance

Total return for periods ended 10/31/05

				Lipper General
			Lehman	Municipal Debt
			Municipal	Funds (leveraged
		Market	Bond	closed-end)
	NAV	price	Index	category average*

Annual average
Life of fund
(since 5/28/93)	6.46%	4.90%	5.92%	6.36%

10 years	86.04	68.60	76.52	88.28
Annual average	6.40	5.36	5.85	6.52

5 years	41.89	26.53	33.70	45.44
Annual average	7.25	4.82	5.98	7.75

1 year	5.23	--2.94	2.54	5.08

6 months	1.14	0.74	0.58	1.16

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculations for reinvested dividends may differ from actual performance.

* Over the 6-month and 1-, 5-, and 10-year periods ended 10/31/05, there were 64, 64, 48, and 43 funds, respectively, in this Lipper category.

Fund price and distribution information
For the six-month period ended 10/31/05

Putnam Municipal Opportunities Trust

Distributions from common shares

Number	6

Income	$0.3454

Capital gains[1]	--

Total	$0.3454

	Series A	Series B	Series C
Distributions -- Preferred shares	(800 shares)	(1,620 shares)	(1,620 shares)

Income	$659.47	$316.07	$316.79

Capital gains[1]	--	--	--

Total	$659.47	$316.07	$316.79

Share value:	NAV	Market Price
4/30/05	$13.15	$11.72

10/31/05	12.92	11.47

Current yield (common shares, end of period)
Current dividend rate[2]	5.22%	5.88%

Taxable equivalent[3]	8.03	9.05

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 35% federal tax rate for 2005. Results for investors subject to lower tax rates would not be as advantageous.

Fund performance for most recent calendar quarter

Total return for periods ended 9/30/05

	NAV	Market price

Annual average
Life of fund (since 5/28/93)	6.59%	5.17%

10 years	90.39	79.38
Annual average	6.65	6.02

5 years	45.13	30.84
Annual average	7.73	5.52

1 year	7.69	-0.51

6 months	4.43	6.04

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. David Hamlin is the Portfolio Leader, and Paul Drury, Susan McCormack, and James St. John are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges). Information shown is as of October 31, 2005, and October 31, 2004.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001

	Year $0		$10,000	$50,000	$100,000	$500,000	$1,000,000	and over
David Hamlin	2005	*

Portfolio Leader	2004	*

Paul Drury	2005	*

Portfolio Member	2004	*

Susan McCormack	2005	*

Portfolio Member	2004	*

James St. John	2005	*

Portfolio Member	2004	*

Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $50,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

David Hamlin is the Portfolio Leader and Paul Drury, Susan McCormack, and James St. John are Portfolio Members for Putnam’s tax-exempt funds for the following states: Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund, Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Municipal Bond Fund, Putnam New York Investment Grade Municipal Trust, Putnam Tax Exempt Income Fund, Putnam Tax-Free Health Care Fund, and Putnam Tax-Free High Yield Fund.

David Hamlin, Paul Drury, Susan McCormack, and James St. John may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended October 31, 2005.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of October 31, 2005, and October 31, 2004.

				$1 –	$10,001 –	$50,001–	$100,001

	Year	$0		$10,000	$50,000	$100,000	and over
Philippe Bibi	2005		*

Chief Technology Officer	2004		*

Joshua Brooks	2005		*

Deputy Head of Investments	N/A

William Connolly	2005		*

Head of Retail Management	N/A

Kevin Cronin	2005		*

Head of Investments	2004		*

Charles Haldeman, Jr.	2005			*

President and CEO	2004		*

Amrit Kanwal	2005		*

Chief Financial Officer	2004		*

Steven Krichmar	2005		*

Chief of Operations	2004		*

Francis McNamara, III	2005		*

General Counsel	2004		*

Richard Robie, III	2005		*

Chief Administrative Officer	2004		*

Edward Shadek	2005		*

Deputy Head of Investments	N/A

Sandra Whiston	2005		*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 10/31/04.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities and the net assets allocated to any outstanding preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the American Stock Exchange and the New York Stock Exchange.

Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities. Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Lipper rankings are based on total return at net asset value and do not reflect sales charges. Funds are ranked among other funds with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract and administrative services contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract and administrative services contract, effective July 1, 2005.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund (which includes fees paid under the administrative services contract), subject to certain changes noted below, represents reasonable compensation in light   of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency. The Trustees, working in cooperation with Putnam Management, have devel- oped and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds spon- sored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedules currently in effect for the Putnam funds, including fee levels and breakpoints, and the assignment of your fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.)

Since their inception, Putnam’s closed-end funds have generally had management fees that are higher than those of Putnam’s open-end funds pursuing comparable investment strategies. These differences ranged from five to 20 basis points. The Trustees have reexamined this matter and recommend that these differences be conformed to a uniform five basis points. As a result, the Trustees approved a reduction in the management fees for your fund. Under the new fee schedule, the fund pays a quarterly fee to Putnam Management at the lower of the following rates:

(a)	0.55% of the fund’s average net assets

(including assets attributable to both common and preferred shares) or

(b)	0.65% of the first $500 million of the fund’s average net assets

(including assets attributable to both common and preferred shares);
0.55% of the next $500 million;
0.50% of the next $500 million;
0.45% of the next $5 billion;
0.425% of the next $5 billion;
0.405% of the next $5 billion;
0.39% of the next $5 billion; and
0.38% thereafter.

The new fee schedule for your fund will result in lower management fees paid by common shareholders. The Trustees approved the new fee schedule for your fund effective as of January 1, 2006, in order to provide Putnam Management an opportunity to accommodate the impact on revenues in its budget process for the coming year.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 57th percentile in management fees and in the 64th percentile in total expenses as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund, subject to the changes noted above, represents an appropriate sharing of economies of scale at current asset levels. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees consid- ered various possible modifications to the Putnam Funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds, subject to the changes noted above, represent an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s common share performance at net asset value was in the following percentiles of its Lipper Inc. peer group (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

36th	56th	57th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of your fund’s custodian agreement with Putnam Fiduciary Trust Company, which provides benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding share repurchase program

In October 2005, the Trustees of your fund authorized Putnam Investments to implement a repurchase program on behalf of your fund, which would allow your fund to repurchase up to 5% of its outstanding shares over the 12 months following the announcement.

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

The fund's portfolio 10/31/05 (Unaudited)

Key to abbreviations
AMBAC AMBAC Indemnity Corporation	G.O. Bonds General Obligation Bonds
COP Certificate of Participation	IFB Inverse Floating Rate Bonds
FGIC Financial Guaranty Insurance Company	MBIA MBIA Insurance Company
FHLMC Coll. Federal Home Loan Mortgage	PSFG Permanent School Fund Guaranteed
Corporation Collateralized	U.S. Govt. Coll. U.S. Government Collateralized
FNMA Coll. Federal National Mortgage Association	VRDN Variable Rate Demand Notes
Collateralized
XLCA XL Capital Assurance
FSA Financial Security Assurance
GNMA Coll. Government National Mortgage
Association Collateralized

	MUNICIPAL BONDS AND NOTES (156.0%)*

		Rating **	Principal amount	Value

	Alabama (0.2%)
	Sylacauga, Hlth. Care Auth. Rev. Bonds (Coosa Valley
	Med. Ctr.), Ser. A, 6s, 8/1/25	B/P	$400,000	$402,596

	Arizona (1.4%)
	AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds (John C.
	Lincoln Hlth. Network), 6 3/8s, 12/1/37	BBB	750,000	811,433
	Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa Grande
	Regl. Med. Ctr.), Ser. A, 7 5/8s, 12/1/29	B+/P	950,000	1,041,552
	Cochise Cnty., Indl. Dev. Auth. Rev. Bonds (Sierra
	Vista Cmnty. Hosp.), Ser. A, 6 3/4s, 12/1/26	BB+/P	475,000	487,797
	Pima Cnty., Indl Dev. Auth. Rev. Bonds (Horizon
	Cmnty. Learning Ctr.), 5.05s, 6/1/25	BBB--	500,000	493,860
				2,834,642

	Arkansas (1.3%)
	Independence Cnty., Poll. Control Rev. Bonds
	(Entergy, Inc.), 5s, 1/1/21	A--	1,000,000	1,011,110
	Northwest Regl. Arpt. Auth. Rev. Bonds, 7 5/8s,
	2/1/27 (Prerefunded)	BB/P	1,000,000	1,111,330
	Washington Cnty., Hosp. Rev. Bonds (Regl.
	Med. Ctr.)
	Ser. A, 5s, 2/1/35	Baa2	250,000	243,608
	Ser. B, 5s, 2/1/25	Baa2	250,000	249,980
				2,616,028

	California (25.9%)
	CA G.O. Bonds, 5s, 5/1/22	A	4,000,000	4,159,400
	CA State G.O. Bonds
	5 1/8s, 4/1/23	A2	500,000	520,950
	5.1s, 2/1/34	A2	750,000	764,978

26

MUNICIPAL BONDS AND NOTES (156.0%)* continued

	Rating **	Principal amount	Value

California continued
CA State Dept. of Wtr. Resources
Rev.Bonds, Ser. A
6s, 5/1/15	A2	$2,000,000	$2,247,140
AMBAC, 5 1/2s, 5/1/16	Aaa	2,000,000	2,181,960
CA State Econ. Recvy. G.O. Bonds, Ser. A, 5s, 7/1/16	Aa	31,000,000	1,072,140
CA State Public Wks. Board Rev. Bonds (Dept. of Hlth.
Svcs. Richmond Laboratory), Ser. B, XLCA, 5s, 11/1/22	Aaa	1,810,000	1,877,766
CA Statewide Cmnty. Dev. Auth. COP (The Internext
Group), 5 3/8s, 4/1/30	BBB	1,750,000	1,750,315
Cathedral City, Impt. Board Act of 1915 Special
Assmt. Bonds (Cove Impt. Dist.), Ser. 04-02,
5.05s, 9/2/35	BB+/P	250,000	242,635
Chula Vista COP, MBIA, 5s, 8/1/32	Aaa	4,000,000	4,105,160
Gilroy, Rev. Bonds (Bonfante Gardens Park),
8s, 11/1/25	D/P	576,000	466,278
Metropolitan Wtr. Dist. FRN (Southern CA Wter Works),
2.048s, 8/10/18	AA+	3,000,000	3,000,000
Metropolitan Wtr. Dist. IFB (Southern CA Waterworks),
9.139s, 8/10/18	AA+	3,000,000	3,848,760
Roseville, Cmnty. Fac. Special Tax (Dist. No. 1-
Westpark), 5 1/4s, 9/1/25	BB/P	875,000	886,331
Sacramento, Special Tax (North Natomas Cmnty. Fac.),
Ser. 97-01, 5s, 9/1/29	BB/P	1,190,000	1,171,995
Sacramento, City Unified School Dist. G.O. Bonds
(Election 1999), Ser. D, FSA, 5s, 7/1/28	Aaa	2,000,000	2,065,380
San Bernardino Cnty., COP (Med. Ctr. Fin.), Ser. A,
MBIA, 6 1/2s, 8/1/17	Aaa	5,000,000	5,891,900
San Diego Cnty., Certificates
of Participation, AMBAC
5 5/8s, 9/1/12	Aaa	6,000,000	6,702,420
5 1/2s, 9/1/07	AAA	6,000,000	6,268,920
San Jose, Redev. Agcy. Tax Alloc. Bonds (Merged Area
Redev. Project), MBIA, 5s, 8/1/32	Aaa	2,500,000	2,558,675
Sunnyvale, Cmnty. Fac. Dist. Special Tax Rev. Bonds,
7.65s, 8/1/21	BB–/P	770,000	822,399
Vallejo, COP (Marine World Foundation), 7.2s, 2/1/26	BBB–/P	1,300,000	1,364,051
			53,969,553

Colorado (4.9%)
Denver, City & Cnty. Arpt. Rev. Bonds, Ser. A, MBIA,
5.7s, 11/15/25 (Prerefunded)	Aaa	10,000,000	10,209,900

Delaware (0.7%)
GMAC Muni. Mtge. Trust 144A sub. notes, Ser. A1-2,
4.9s, 10/31/39	A3	1,500,000	1,501,080

MUNICIPAL BONDS AND NOTES (156.0%)* continued

	Rating **	Principal amount	Value

District of Columbia (9.1%)
DC G.O. Bonds, Ser. A, 6s, 6/1/26 (Prerefunded) #	A	$12,450,000	$13,240,575
DC Wtr. & Swr. Auth. Pub. Util. Rev. Bonds, FGIC, 5s,
10/1/28	Aaa	5,550,000	5,673,432
			18,914,007

Florida (2.5%)
Highlands Cnty., Hlth. Fac. Auth. Rev. Bonds
(Adventist Hlth.), Ser. A, 5s, 11/15/21	A+	250,000	257,758
Lee Cnty., Indl. Dev. Auth. Rev. Bonds (Alliance
Cmnty.), Ser. C, 5 1/2s, 11/15/29	BBB–	1,000,000	993,380
Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds (Mount
Sinai Med. Ctr.), Ser. A, 6.8s, 11/15/31	BB+	600,000	649,998
Reunion West, Cmnty. Dev. Dist. Special Assmt. Bonds,
6 1/4s, 5/1/36	BB–/P	800,000	835,944
St. Lucie Cnty., School Board COP (Master Lease),
Ser. A, FSA, 5s, 7/1/26	Aaa	1,965,000	2,043,286
Tern Bay, Cmnty. Dev. Dist. Rev. Bonds, Ser. B,
5s, 5/1/15	BB–/P	400,000	401,200
			5,181,566

Georgia (6.2%)
Atlanta, Arpt. Rev. Bonds, Ser. B, FGIC,
5 5/8s, 1/1/30	Aaa	3,000,000	3,137,550
Atlanta, Wtr. & Waste Wtr. Rev. Bonds, FSA,
5s, 11/1/24	Aaa	4,000,000	4,149,600
Burke Cnty., Poll. Control Dev. Auth. Mandatory Put
Bonds (GA Power Co.), 4.45s, 12/1/08	A2	1,500,000	1,535,910
Effingham Cnty., Indl. Dev. Auth. Rev. Bonds
(Pacific Corp.), 6 1/2s, 6/1/31	Ba2	1,400,000	1,456,826
Rockdale Cnty., Dev. Auth. Solid Waste Disp. Rev.
Bonds (Visay Paper, Inc.), 7.4s, 1/1/16	B+/P	1,145,000	1,149,820
Savannah, Econ. Dev. Auth. Poll. Control Rev. Bonds
(Intl. Paper Co.), Ser. A, 5.1s, 8/1/14	Baa2	1,500,000	1,552,305
			12,982,011

Hawaii (0.8%)
HI State Hsg. & Cmnty. Dev. Corp. Rev. Bonds (Single
Fam. Mtge.), Ser. B, 3.7s, 1/1/22	Aaa	1,000,000	989,990
HI State Hsg. Fin. & Dev. Corp. Rev. Bonds, Ser. A,
FNMA Coll., 5 3/4s, 7/1/30	Aaa	690,000	691,622
			1,681,612

Illinois (3.7%)
IL Hsg. Dev. Auth. Multi-Fam. Hsg. Rev. Bonds,
Ser. 91-A, 8 1/4s, 7/1/16	A1	5,790,000	5,856,180
Metropolitan Pier & Exposition Auth. Rev. Bonds
(McCormack Place Expansion Project), MBIA,
5s, 12/15/28	Aaa	1,770,000	1,817,259
			7,673,439

MUNICIPAL BONDS AND NOTES (156.0%)* continued

	Rating **	Principal amount	Value

Indiana (7.2%)
Carmel Clay, Indl. Parks Bldg. Corp. Rev. Bonds,
MBIA, 5s, 1/15/26	AAA	$2,000,000	$2,068,420
Fairfield, School Bldg. Corp. Ind. Rev. Bonds, FGIC,
5s, 7/15/24	AAA	3,000,000	3,103,800
GCS School Bldg. Corp. Rev. Bonds (First Mtg.), FSA,
5s, 7/15/26	AAA	1,000,000	1,026,640
IN Hlth. Fac. Fin. Auth. Rev. Bonds (Cmnty. Hosp.),
Ser. A, AMBAC, 5s, 5/1/24	Aaa	2,695,000	2,789,756
IN State Dev. Fin. Auth. Env. Impt. Rev. Bonds
(USX Corp.), 5.6s, 12/1/32	Baa1	2,100,000	2,159,115
Indianapolis, Arpt. Auth. Rev. Bonds (Federal
Express Corp.), 5.1s, 1/15/17	Baa2	2,500,000	2,555,500
Rockport, Poll. Control Mandatory Put Bonds (Indiana
Michigan Pwr. Co.), Ser. C, 2 5/8s, 10/1/06	BBB+	1,300,000	1,288,144
			14,991,375

Iowa (0.6%)
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
(Care Initiatives), 9 1/4s, 7/1/25	BBB–/P	970,000	1,160,013

Louisiana (0.8%)
LA Local Govt. Env. Fac. Cmnty. Dev. Auth. Rev. Bonds
(St. James Place), Ser. A, 7s, 11/1/20	B–/P	1,600,000	1,630,464

Maine (0.3%)
Rumford, Solid Waste Disp. Rev. Bonds (Boise
Cascade Corp.), 6 7/8s, 10/1/26	Ba1	600,000	641,088

Massachusetts (2.7%)
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(UMass Memorial), Ser. C, 6 1/2s, 7/1/21	Baa2	1,875,000	2,000,606
(Berkshire Hlth. Syst.), Ser. E, 6 1/4s, 10/1/31	BBB+	1,300,000	1,379,586
(Hlth. Care Syst. Covenant Hlth.), Ser. E, 6s, 7/1/31	A	1,800,000	1,933,308
MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 53, MBIA,
6.15s, 12/1/29	Aaa	400,000	410,504
			5,724,004

Michigan (4.9%)
Detroit, G.O. Bonds, Ser. A, FGIC, 5s, 7/1/30	Aaa	4,500,000	4,606,560
MI Higher Ed. Fac. Auth. Rev. Bonds
(Kalamazoo College), 5 1/2s, 12/1/18	A1	500,000	535,315
MI State Hosp. Fin. Auth. Rev. Bonds (Oakwood Hosp.),
Ser. A, 5 3/4s, 4/1/32	A2	1,000,000	1,047,810
MI State Hsg. Dev. Auth. Rev. Bonds, Ser. A,
3.9s, 6/1/30	AA+	1,200,000	1,192,728
MI State Strategic Fund, Ltd. Rev. Bonds (Worthington
Armstrong Venture), U.S. Govt. Coll., 5 3/4s, 10/1/22	AAA/P	1,650,000	1,848,446
Midland Cnty., Econ. Dev. Corp. Rev. Bonds,
6 3/4s, 7/23/09	BB–	1,000,000	1,041,950
			10,272,809

MUNICIPAL BONDS AND NOTES (156.0%)* continued

	Rating **	Principal amount	Value

Minnesota (2.0%)
Cohasset, Poll. Control Rev. Bonds (Allete, Inc.),
4.95s, 7/1/22	A	$3,000,000	$3,016,590
MN State Hsg. Fin. Agcy. Rev. Bonds (Res. Hsg. Fin.),
Ser. B, 5s, 7/1/34	AA+	650,000	673,868
St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds (Hlth.
East), 6s, 11/15/25	Baa3	450,000	484,421
			4,174,879

Mississippi (1.2%)
MS Bus. Fin. Corp. Poll. Control Rev. Bonds
(Syst. Energy Resources, Inc.)
5.9s, 5/1/22	BBB–	1,000,000	1,013,760
5 7/8s, 4/1/22	BBB–	580,000	587,923
MS Home Corp. Rev. Bonds (Single Fam. Mtge.),
Ser. B-2, GNMA Coll., FNMA Coll., 6.45s, 12/1/33	Aaa	760,000	802,514
			2,404,197

Missouri (5.0%)
Cape Girardeau Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds (St. Francis Med. Ctr.), Ser. A,
5 1/2s, 6/1/16	A+	1,750,000	1,878,678
MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Washington U.), Ser. A, 5s, 2/15/33	AAA	2,500,000	2,570,475
MO State Hlth. & Edl. Fac. Auth. VRDN (Cox Hlth.
Syst.), AMBAC, 2.8s, 6/1/22	VMIG1	4,450,000	4,450,000
MO State Hsg. Dev. Comm. Mtge. Rev. Bonds (Single
Fam. Homeowner Loan), Ser. C-1, GNMA Coll., FNMA
Coll., 7.15s, 3/1/32	AAA	805,000	845,741
MO State Hsg. Dev. Comm. Single Fam. Mtge. Rev. Bonds
(Home Ownership Loan), Ser. C, GNMA Coll., FNMA
Coll., 5.6s, 9/1/35	AAA	600,000	639,750
			10,384,644

Montana (1.0%)
Forsyth, Poll. Control Mandatory Put Bonds
(Avista Corp.), AMBAC, 5s, 12/30/08	Aaa	1,075,000	1,111,378
Forsyth, Poll. Control VRDN (Pacific Corp.),
2.82s, 1/1/18	VMIG1	1,000,000	1,000,000
			2,111,378

Nevada (5.0%)
Clark Cnty., G.O. Bonds (Pk. & Regl. Justice Ctr.),
FGIC, 5 5/8s, 11/1/19 (Prerefunded)	Aaa	3,505,000	3,796,721
Clark Cnty., Arpt. Rev. Bonds, Ser. A-2, FGIC,
5 1/8s, 7/1/26	Aaa	5,000,000	5,199,950
Clark Cnty., Impt. Dist. Special Assmt. (Summerlin
No. 151), 5s, 8/1/25	BB/P	700,000	682,794

MUNICIPAL BONDS AND NOTES (156.0%)* continued

	Rating **	Principal amount	Value

Nevada continued
Henderson, Local Impt. Dist. Special Assmt.
(No. T-16), 5 1/8s, 3/1/25	BB–/P	$200,000	$197,690
(No. T-17), 5s, 9/1/25	BB–/P	175,000	171,537
Henderson, Local Impt. Dist. Special Assmt. Bonds
(No. T-16), 5.1s, 3/1/21	BB–/P	310,000	308,673
			10,357,365

New Hampshire (1.8%)
NH Higher Edl. & Hlth. Fac. Auth. Rev. Bonds
(Riverwoods at Exeter), Ser. A, 6 1/2s, 3/1/23	BB+/P	1,450,000	1,477,101
Ser. 05, 6 3/8s, 1/1/27	BBB–	765,000	787,483
Ser. 05, 6 3/8s, 1/1/27 (Prerefunded)	AAA/P	270,000	284,918
NH Higher Edl. & Hlth. Facs. Auth. Rev. Bonds
(NH College), 6 3/8s, 1/1/27 (Prerefunded)	AAA/P	215,000	226,879
NH State Bus. Fin. Auth. Poll. Control Rev. Bonds,
3 1/2s, 7/1/27	Baa2	950,000	921,187
			3,697,568

New Jersey (8.1%)
Casino Reinvestment Dev. Auth. Rev. Bonds, Ser. A,
MBIA, 5 1/4s, 6/1/18	Aaa	3,490,000	3,730,950
Newark, Hsg. Auth. Rev. Bonds (Port Auth. Newark
Marine Terminal), MBIA, 5 1/4s, 1/1/20	AAA	1,000,000	1,074,000
NJ Econ. Dev. Auth. Rev. Bonds
(Cigarette Tax), 5 3/4s, 6/15/29	Baa2	1,500,000	1,574,670
(Motor Vehicle), Ser. A, MBIA, 5s, 7/1/27	Aaa	2,000,000	2,087,000
NJ State Edl. Fac. Auth. Rev. Bonds (Rowan U.),
Ser. C, MBIA, 5s, 7/1/23	Aaa	1,840,000	1,936,287
Passaic Cnty., Impt. Auth. Lease Rev. Bonds
(Preakness Hlth. Care Ctr.), AMBAC
5s, 5/1/25	Aaa	2,505,000	2,612,715
5s, 5/1/24	Aaa	2,385,000	2,491,323
Tobacco Settlement Fin. Corp. Rev. Bonds,
6 3/4s, 6/1/39	BBB	1,150,000	1,322,500
			16,829,445

New Mexico (1.0%)
Farmington, Poll. Control VRDN (AZ Pub. Svc. Co.),
Ser. A, 2.75s, 5/1/24	VMIG1	1,000,000	1,000,000
NM Mtge. Fin. Auth. Rev. Bonds (Single Fam. Mtge.),
Ser. C, GNMA Coll., FNMA Coll., FHLMC Coll.,
5.82s, 9/1/33	AAA	1,000,000	1,044,660
			2,044,660

New York (10.9%)
Buffalo, G.O. Bonds, Ser. D, FGIC, 5 1/2s, 12/15/13	Aaa	1,000,000	1,089,120
Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds,
Ser. A, 5 3/4s, 12/1/24	A3	1,000,000	1,065,130

MUNICIPAL BONDS AND NOTES (156.0%)* continued

	Rating **	Principal amount	Value

New York continued
Niagara Cnty., Indl. Dev. Agcy. Rev. Bonds, Ser. C,
5 5/8s, 11/15/24	Baa3	$500,000	$521,340
NY City, G.O. Bonds, Ser. C, 5 1/4s, 8/1/11	A1	3,000,000	3,212,820
NY City, City Transitional Fin. Auth. Rev. Bonds,
AMBAC, 5 1/4s, 8/1/15	Aaa	1,000,000	1,077,480
NY City, Hsg. Dev. Corp. Rev. Bonds, Ser. A, FGIC,
5s, 7/1/25	Aaa	500,000	520,575
NY City, Indl. Dev. Agcy. Rev. Bonds
(Liberty-7 World Trade Ctr.), Ser. A, 6 1/4s, 3/1/15	B–/P	750,000	798,638
(Brooklyn Navy Yard Cogen. Partners), 6.2s, 10/1/22	BBB–	750,000	786,308
NY City, Indl. Dev. Agcy. Special Arpt. Fac. Rev.
Bonds (Airis JFK I LLC), Ser. A, 5 1/2s, 7/1/28	Baa3	2,100,000	2,070,411
NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(British Airways PLC), 5 1/4s, 12/1/32	Ba2	700,000	600,215
NY Cntys., Tobacco Trust III Rev. Bonds
(Tobacco Settlement), 6s, 6/1/43	BBB	1,500,000	1,598,445
NY State Dorm. Auth. Rev. Bonds, Ser. A,
5 1/2s, 3/15/13	AA	2,000,000	2,197,720
NY State Energy Research & Dev. Auth. Gas Fac. Rev.
Bonds (Brooklyn Union Gas), 6.952s, 7/1/26	A+	2,000,000	2,085,180
NY State Hwy. Auth. Rev. Bonds (Hwy. & Bridge Trust
Fund), Ser. B, FGIC, 5s, 4/1/17	AAA	1,500,000	1,605,210
Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds (Solvay
Paperboard, LLC), 7s, 11/1/30 (acquired 6/30/04,
cost $827,862) ‡	BB/P	800,000	841,104
Triborough Bridge & Tunnel Auth. Rev.
Bonds, Ser. A
5s, 1/1/32 (Prerefunded)	Aa2	2,125,000	2,287,988
5s, 1/1/32	Aa2	375,000	385,781
			22,743,465

North Carolina (0.8%)
NC State Muni. Pwr. Agcy. Rev. Bonds (No. 1,
Catawba Elec.), Ser. B, 6 1/2s, 1/1/20	A3	1,500,000	1,656,885

Ohio (6.5%)
Cleveland, G.O. Bonds, Ser. A, AMBAC, 5s, 10/1/15	Aaa	2,185,000	2,364,126
Cleveland, Muni. School Dist. G.O. Bonds, FSA,
5s, 12/1/27	Aaa	5,700,000	5,908,962
Coshocton Cnty., Env. Rev. Bonds (Smurfit-Stone
Container), 5 1/8s, 8/1/13	B	500,000	482,460
Field, Local School Dist. G.O. Bonds (School Fac.
Construction & Impt.), AMBAC, 5s, 12/1/25	Aaa	1,355,000	1,414,701
Montgomery Cnty., Hosp. Rev. Bonds (Kettering Med.
Ctr.), 6 3/4s, 4/1/22	A2	1,000,000	1,079,790
Rickenbacker, Port Auth. Rev. Bonds (OASBO Expanded
Asset Pooled), Ser. A, 5 3/8s, 1/1/32	A2	2,165,000	2,305,617
			13,555,656

MUNICIPAL BONDS AND NOTES (156.0%)* continued

	Rating **	Principal amount	Value

Oklahoma (0.5%)
OK Dev. Fin. Auth. Rev. Bonds (Hillcrest Hlth. Care
Syst.), Ser. A, U.S. Govt. Coll., 5 5/8s, 8/15/29
(Prerefunded)	Aaa	$950,000	$1,029,933

Pennsylvania (7.6%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(Pittsburgh Mercy Hlth. Syst. ), AMBAC,
5 5/8s, 8/15/26	Aaa	5,000,000	5,109,800
Beaver Cnty., Indl. Dev. Auth. Poll. Control
Mandatory Put Bonds (Cleveland Elec.), 3 3/4s,
10/1/08	Baa2	1,350,000	1,347,759
Carbon Cnty., Indl. Dev. Auth. Rev. Bonds (Panther
Creek Partners), 6.65s, 5/1/10	BBB–	800,000	848,784
Hempfield, Area School Dist. G.O. Bonds
(Westmoreland Cnty.), Ser. A, FGIC, 5 1/4s, 3/15/21	AAA	4,000,000	4,314,200
Lancaster Cnty., Hosp. Auth. Rev. Bonds (Gen. Hosp.),
5 1/2s, 3/15/26	A	1,500,000	1,569,030
Lehigh Cnty., Gen. Purpose Auth. Rev. Bonds (Lehigh
Valley Hosp. Hlth. Network), Ser. A, 5 1/4s, 7/1/32	A1	1,000,000	1,024,290
Sayre, Hlth. Care Fac. Auth. Rev. Bonds (Guthrie
Hlth.), Ser. A, 5 7/8s, 12/1/31	A–	1,450,000	1,541,350
			15,755,213

Rhode Island (0.1%)
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A,
6 1/4s, 6/1/42	BBB	200,000	211,904

South Carolina (6.8%)
Lexington Cnty. Hlth. Svcs. Dist. Inc. Hosp. Rev.
Bonds, 5 1/2s, 5/1/37	A2	750,000	787,335
SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
(Palmetto Hlth. Alliance), Ser. C, 6s, 8/1/20	Baa1	1,250,000	1,350,150
SC State Pub. Svcs. Auth. Rev. Bonds, Ser. A, AMBAC,
5s, 1/1/29	Aaa	5,000,000	5,172,350
SC Tobacco Settlement Rev. Mgt. Rev. Bonds, Ser. B,
6 3/8s, 5/15/30	BBB	3,000,000	3,372,960
SC Trans. Infrastructure Bk. Rev. Bonds, Ser. A,
AMBAC, 5s, 10/1/27	Aaa	2,460,000	2,564,058
Spartanburg Cnty., Solid Waste Disp. Rev. Bonds
(BMW Project), 7.55s, 11/1/24	A1	1,000,000	1,010,510
			14,257,363

South Dakota (0.2%)
SD Edl. Enhancement Funding Corp. Rev. Bonds, Ser. B,
6 1/2s, 6/1/32	BBB	450,000	484,124

Tennessee (1.5%)
Johnson City, Hlth. & Edl. Fac. Board Hosp. Rev.
Bonds (First Mtge. -Mountain States Hlth.), Ser. A,
7 1/2s, 7/1/33	BBB+	2,750,000	3,218,573

MUNICIPAL BONDS AND NOTES (156.0%)* continued

	Rating **	Principal amount	Value

Texas (9.5%)
Alliance, Arpt. Auth. Rev. Bonds (American
Airlines, Inc.), 7 1/2s, 12/1/29	Caa2	$1,000,000	$752,950
Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds (St.
Luke's Hlth. Syst.), FSA, 6.1s, 11/15/23	Aaa	4,000,000	4,134,560
Edgewood, Indpt. School Dist. Bexar Cnty. G.O. Bonds,
Ser. A, PSFG, 5s, 2/15/26	Aaa	2,020,000	2,087,650
El Paso, Indpt. School Dist. G.O. Bonds, Ser. A,
PSFG, 5 1/4s, 8/15/21	AAA	2,345,000	2,511,706
Gateway, Pub. Fac. Corp. Rev. Bonds (Stonegate Villas
Apt.), FNMA Coll., 4.55s, 7/1/34	Aaa	750,000	765,578
Harris Cnty., Hlth. Fac. Dev. Corp. Hosp. Rev. Bonds
(Memorial Hermann Hlth. Care Syst.), Ser. A,
5 1/4s, 12/1/18	A2	610,000	647,033
McKinney, Indpt. School Dist. G.O. Bonds, PSFG,
5 1/4s, 2/15/20	Aaa	3,185,000	3,419,416
San Antonio Wtr. Rev. Bonds, Ser. A, FSA, 5s, 5/15/32	Aaa	2,000,000	2,041,280
Snyder, Indpt. School Dist. G.O. Bonds (School
Bldg.), AMBAC, 5 1/4s, 2/15/25	AAA	1,280,000	1,363,098
Tomball, Hosp. Auth. Rev. Bonds (Tomball Regl.
Hosp.), 6s, 7/1/29	Baa3	2,000,000	2,110,140
			19,833,411

Utah (1.0%)
Salt Lake City, Hosp. Rev. Bonds, AMBAC,
6 3/4s, 5/15/20	AAA	2,000,000	2,004,220

Virginia (2.0%)
Fredericksburg, Indl. Dev. Auth. Rev. Bonds (Medicorp
Hlth. Syst.), Ser. B, 5 1/8s, 6/15/33	A3	500,000	505,700
Front Royal & Warren Cnty., Indl. Dev. Auth. Lease
Rev. Bonds (School Cap. Impt.), Ser. B, FSA,
5s, 4/1/29	Aaa	2,500,000	2,576,025
Henrico Cnty. Econ. Dev. Auth. Rev. Bonds
(United Methodist), Ser. A, 6.7s, 6/1/27	BB+/P	1,000,000	1,050,690
			4,132,415

Washington (5.7%)
Chelan Cnty. Dev. Corp. Rev. Bonds (Alcoa),
5.85s, 12/1/31	A2	4,000,000	4,086,960
King Cnty., G.O. Bonds, Ser. C, 6 1/4s, 1/1/32	AAA	2,250,000	2,368,463
Tobacco Settlement Auth. of WA Rev. Bonds,
6 1/2s, 6/1/26	BBB	1,235,000	1,338,456
WA State G.O. Bonds (Motor Vehicle Fuel), Ser. B,
MBIA, 5s, 7/1/24	Aaa	4,000,000	4,182,800
			11,976,679

West Virginia (0.5%)
Princeton, Hosp. Rev. Bonds (Cmnty. Hosp.
Assn., Inc.), 6.1s, 5/1/29	B2	1,300,000	1,145,729

MUNICIPAL BONDS AND NOTES (156.0%)* continued

	Rating **	Principal amount	Value

Wisconsin (4.1%)
Badger Tobacco Settlement Asset
Securitization Corp. Rev. Bonds
7s, 6/1/28	BBB	$2,600,000	$2,865,352
6 3/8s, 6/1/32	BBB	2,500,000	2,658,900
WI Hsg. & Econ. Dev. Auth. Rev. Bonds
(Home Ownership), Ser. D, 4 7/8s, 3/1/36	Aa2	500,000	516,080
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Wheaton Franciscan), 5 3/4s, 8/15/30	A2	2,400,000	2,534,016
			8,574,348

TOTAL INVESTMENTS
Total investments (cost $313,365,455)			$324,970,241

*	Percentages indicated are based on net assets of $208,352,469.

**	The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at October 31, 2005 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 2005. Securities rated by Putnam are indicated by “/P”. Security ratings are defined in the Statement of Additional Information.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 2005.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 2005 was $841,104 or 0.4% of net assets.

144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933.

These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on VRDN and Mandatory Put Bonds are the current interest rates at October 31, 2005.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at October 31, 2005.

The fund had the following industry group concentrations greater than 10% at October 31, 2005 (as a percentage of net assets):

Health care	28.7%
Transportation	16.1
Utilities	14.8
Water and sewer	11.2

The fund had the following insurance concentrations greater than 10% at October 31, 2005 (as a percentage of net assets):

AMBAC	23.8%
MBIA	19.2
FGIC	15.9
FSA	11.5

FUTURES CONTRACTS OUTSTANDING at 10/31/05 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

U.S. Treasury Bond (Short)	26	$2,911,188	Dec-05	$129,744

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 10/31/05 (Unaudited)

ASSETS
Investments in securities, at value (identified cost $313,365,455) (Note 1)	$324,970,241

Cash	771,528

Interest and other receivables	5,495,391

Receivable for securities sold	15,403

Total assets	331,252,563

LIABILITIES
Payable for variation margin (Note 1)	4,062

Distributions payable to shareholders	927,972

Accrued preferred shares distribution payable (Note 1)	62,289

Payable for shares of the fund repurchased	192,232

Payable for compensation of Manager (Note 2)	559,829

Payable for investor servicing and custodian fees (Note 2)	17,451

Payable for Trustee compensation and expenses (Note 2)	38,560

Payable for administrative services (Note 2)	1,192

Other accrued expenses	96,507

Total liabilities	1,900,094

Series A remarketed preferred shares: 800 shares
authorized and issued at $50,000 per share (Note 4)	40,000,000

Series B and C remarketed preferred shares: 3,240 shares
authorized and issued at $25,000 per share (Note 4)	81,000,000

Net assets applicable to common shares outstanding	$208,352,469

REPRESENTED BY
Paid-in capital -- common shares (Unlimited shares authorized) (Note 1)	$218,208,780

Distributions in excess of net investment income (Note 1)	(123,159)

Accumulated net realized loss on investments (Note 1)	(21,467,682)

Net unrealized appreciation of investments	11,734,530

Total -- Representing net assets applicable to common shares outstanding	$208,352,469

COMPUTATION OF NET ASSET VALUE
Net asset value per common share
($208,352,469 divided by 16,125,163 shares)	$12.92

The accompanying notes are an integral part of these financial statements.

Statement of operations 10/31/05 (Unaudited)

	INTEREST INCOME	$ 8,424,207

	EXPENSES
	Compensation of Manager (Note 2)	1,106,943

	Investor servicing fees (Note 2)	53,525

	Custodian fees (Note 2)	58,751

	Trustee compensation and expenses (Note 2)	12,941

	Administrative services (Note 2)	7,672

	Preferred share remarketing agent fees	148,442

	Other	167,543

	Total expenses	1,555,817

	Expense reduction (Note 2)	(37,380)

	Net expenses	1,518,437

	Net investment income	6,905,770

	Net realized gain on investments (Notes 1 and 3)	134,076

	Net realized loss on futures contracts (Note 1)	(24,936)

	Net unrealized depreciation of investments
	and futures contracts during the period	(3,668,387)

	Net loss on investments	(3,559,247)

	Net increase in net assets resulting from operations	$ 3,346,523

	DISTRIBUTIONS TO SERIES A, B, AND C REMARKETED PREFERRED SHAREHOLDERS: (NOTE 1)
	From tax exempt income	(1,552,823)

	Net increase in net assets resulting from operations
	(applicable to common shareholders)	$ 1,793,700

	The accompanying notes are an integral part of these financial statements.
38

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Six months ended	Year ended
	10/31/05*	1/31/04

Operations:
Net investment income	$ 6,905,770	$ 14,727,475

Net realized gain (loss) on investments	109,140	(1,461,140)

Net unrealized appreciation (depreciation) of investments	(3,668,387)	9,639,649

Net increase in net assets resulting from operations	3,346,523	22,905,984

Distributions to Series A, B, and C remarketed
preferred shareholders: (Note 1)

From tax exempt income	(1,552,823)	(1,889,278)

From ordinary income	--	(2,396)

Net increase in net assets resulting from operations
(applicable to common shareholders)	1,793,700	21,014,310

Distributions to common shareholders: (Note 1)

From tax exempt income	(5,580,237)	(14,049,514)

From ordinary income	--	(30,696)

Decrease from shares repurchased (Note 5)	(366,249)	--

Total increase (decrease) in net assets	(4,152,786)	6,934,100

NET ASSETS
Beginning of period	212,505,255	205,571,155

End of period (including distributions in excess
of net investment income of $123,159
and undistributed net investment income
of $104,131, respectively)	$208,352,469	$212,505,255

NUMBER OF FUND SHARES
Common shares outstanding at beginning of period	16,157,092	16,157,092

Shares repurchased (Note 5)	(31,929)	--

Common shares outstanding at end of period	16,125,163	16,157,092

Remarketed preferred shares outstanding
at beginning and end of period	4,040	4,040
* Unaudited.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

Six months ended**				Year ended
10/31/05		4/30/05	4/30/04	4/30/03	4/30/02	4/30/01

Net asset value,
beginning of period
(common shares)	$13.15	$12.72	$12.98	$13.00	$13.00	$12.51

Investment operations:
Net investment income (a)	.43	.91	1.00	1.09	1.16	1.15

Net realized and unrealized
gain (loss) on investments	(.21)	.51	(.24)	(.10)	(.10)	.56

Total from
investment operations	.22	1.42	.76	.99	1.06	1.71

Distributions to
preferred shareholders:
From net investment income	(.10)	(.12)	(.07)	(.10)	(.15)	(.31)

Total from investment operations
(applicable to
common shareholders)	.12	1.30	.69	.89	.91	1.40

Distributions to
common shareholders:
From net investment income	(.35)	(.87)	(.95)	(.91)	(.91)	(.91)

Total distributions	(.35)	(.87)	(.95)	(.91)	(.91)	(.91)

Net asset value, end of period
(common shares)	$12.92	$13.15	$12.72	$12.98	$13.00	$13.00

Market price, end of period
(common shares)	$11.47	$11.72	$12.47	$12.48	$12.50	$13.59

Total return at market
price (%) (common shares) (b)	0.74*	.82	7.49	7.35	(1.57)	25.32

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(common shares)
(in thousands)	$208,352	$212,505	$205,571	$209,697	$210,081	$210,097

Ratio of expenses to
average net assets (%)(c,d)	.73*	1.40	1.37	1.41	1.43	1.44

Ratio of net investment income
to average net assets (%)(d)	2.51*	6.15	7.05	7.65	7.63	6.50

Portfolio turnover (%)	9.59*	29.51	19.19	12.30	20.84	14.59

*	Not annualized.

**	Unaudited.

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment.

(c)	Includes amounts paid through expense offset arrangements (Note 2).

(d)	Ratios reflect net assets available to common shares only: net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 10/31/05 (Unaudited)

Note 1: Significant accounting policies

Putnam Municipal Opportunities Trust (the “fund”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund’s investment objective is to seek as high a level of current income from federal income tax as Putnam Management believes is consistent with the preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment grade and some below investment-grade municipal bonds selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized /accreted on a yield-to-maturity basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 2005, the fund had a capital loss carryover of $21,523,518 available to the extent allowed by tax law to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration
$ 126,586	April 30, 2007

2,788,662	April 30, 2008

1,503,027	April 30, 2009

2,243,569	April 30, 2010

3,588,009	April 30, 2011

8,885,378	April 30, 2012

2,388,287	April 30, 2013

The aggregate identified cost on a tax basis is $313,346,855, resulting in gross unrealized appreciation and depreciation of $13,902,985 and $2,279,599, respectively, or net unrealized appreciation of $11,623,386.

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remar-keted preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period for Series A and a 7-day period for Series B and Series C . The applicable dividend rate for the remarketed preferred shares on October 31, 2005 was 2.70% for Series A, 2.70% for Series B and 2.70% for Series C. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on 0.65% of the fund’s average weekly net assets attributable to common and preferred shares.

In June 2005, the Trustees and Putnam Management agreed to a reduced management fee structure for the fund that will go into effect on January 1, 2006. Effective on that date, the fund’s management fee is expected to be an annual rate of 0.55% of the average weekly net assets of the fund attributable to common and preferred shares (based on the fund’s current asset level).

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.65% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services is paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. During the six months ended October 31, 2005, the fund paid PFTC $112,276 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the six months ended October 31, 2005, the fund’s expenses were reduced by $37,380 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $263, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the six months ended October 31, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $31,453,710 and $41,401,233, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Preferred shares

The Series A, B and C shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000, $25,000 and $25,000 respectively, per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and restrictions imposed by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 2005, no such restrictions have been placed on the fund.

Note 5: Share repurchase program

On October 7, 2005, the Trustees authorized Putnam Management to implement a share repurchase program pursuant to which the fund may, over the 12 months following the announcement, repurchase up to 5% of its common shares outstanding as of such date . Repurchases will only be made when the fund’s shares are trading at less than net asset value and at such times and amounts as is believed to be in the best interest of the fund’s shareholders.

For the period ended October 31, 2005, the fund repurchased 31,929 common shares for an aggregate purchase price of $366,249, which reflects a weighted-average discount from net asset value per share of 11.3%.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management

have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Shareholder meeting results (Unaudited)

The annual meeting of shareholders of the fund was held on October 28, 2005.

At the meeting, each of the nominees for Trustees was elected, as follows:

		Common and preferred shares
	Votes for		Votes withheld

Jameson Adkins Baxter	12,981,141		592,534

Charles B. Curtis	12,979,776		593,899

Myra R. Drucker	12,974,415		599,260

Charles E. Haldeman Jr.	12,986,013		587,662

Paul L. Joskow	12,983,913		589,762

Elizabeth T. Kennan	12,963,279		610,396

John H. Mullin III	12,987,599		586,076

George Putnam, III	12,934,034		639,641

W. Thomas Stephens	12,971,410		602,265

Richard B. Worley	12,982,858		590,817

		Preferred shares
	Votes for		Votes withheld

John A. Hill	3,839		176

Robert E. Patterson	3,839		176

All tabulations are rounded to nearest whole number.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109
Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109
Custodian
Putnam Fiduciary
Trust Company
Legal Counsel
Ropes & Gray LLP
Trustees
John A. Hill, Chairman
Jameson Adkins Baxter,
Vice Chairman
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers
George Putnam, III
President
Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer
Jonathan S. Horwitz
Senior Vice President
and Treasurer
Steven D. Krichmar
Vice President and
Principal Financial Officer
Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer
Daniel T. Gallagher
Senior Vice President,
Staff Counsel and
Compliance Liaison
Beth S. Mazor
Vice President
James P. Pappas
Vice President
Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer
Francis J. McNamara, III
Vice President and
Chief Legal Officer
Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer
Judith Cohen
Vice President, Clerk and
Assistant Treasurer
Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk
Nancy T. Florek
Vice President, Assistant Clerk,
Assistant Treasurer
and Proxy Manager

Call 1-800-225-1581 weekdays between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (www.putnam.com) anytime for up-to-date information about the fund’s NAV.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

SA701 229293 12/05

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee:

Not applicable

Item 6. Schedule of Investments:

Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
Management Investment Companies:

Not applicable

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Registrant Purchase of Equity Securities

Total Number of Shares
			Purchased as Part	Maximum Number (or Approximate Dollar
	Total Number of	Average Price Paid	of Publicly Announced	Value ) of Shares that May Yet Be Purchased
Period	Shares Purchased	per Share	Plans or Programs	under the Plans or Programs

October 7-
October 31,2005	31,929	$11.47	31,929	775,926

The Board of Trustees announced a repurchase plan on October 7, 2005 for which 807,855 shares have been approved to be repurchased by the fund. The repurchase plan has been approved through October 6, 2006.

Item 9. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 10. Controls and Procedures:
(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:

Not applicable

Item 11. Exhibits:

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):

/s/ Michael T. Healy
Michael T. Healy
Principal Accounting Officer

Date: December 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: December 29, 2005

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 29, 2005